Exhibit 21.1

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Ability Health PT Management GP, LLC		LLC	TX
Ability Health Services and Rehabilitation, L.P.	Ability Rehabilitation	LP	TX	FL
Achieve Management GP, LLC		LLC	TX
Achieve Physical Therapy and Performance, Limited Partnership		LP	TX
Action Therapy Centers, Limited Partnership	Action Physical Therapy Houston Hand Therapy PT Professionals	LP	TX
Adams County Physical Therapy, Limited Partnership		LP	TX	PA
Advance Rehabilitation & Consulting, Limited Partnership		LP	TX	AL, FL & GA
Advance Rehabilitation Management GP, LLC		LLC	TX	FL
Agape Physical Therapy & Sports Rehabilitation, Limited Partnership		LP	TX	MD
Agape Physical Therapy Management GP, LLC		LLC	TX
Agility Spine & Sports PT Management GP LLC		LLC	TX
Agility Spine & Sports Physical Therapy and Rehabilitation, Limited Partnership		LP	TX	AZ
Ankeny Physical & Sports Therapy, Limited Partnership		LP	TX	IA
ARC Physical Therapy Plus, Limited Partnership		LP	TX	KS, IA, MO
ARC PT Management GP, LLC		LLC	TX
ARCH Physical Therapy and Sports Medicine, Limited Partnership		LP	TX	MI
Arrow Physical Therapy, Limited Partnership	Broken Arrow Physical Therapy	LP	TX	OK
Arrowhead Physical Therapy, Limited Partnership	Elite Sports Medicine & Physical Therapy	LP	TX	MS
Ashland Physical Therapy, Limited Partnership		LP	TX	OR
Audubon Physical Therapy, Limited Partnership		LP	TX	LA
Barren Ridge Physical Therapy, Limited Partnership		LP	TX	VA
Bayside Management GP, LLC		LLC	TX
Bayside Physical Therapy & Sports Rehabilitation, Limited Partnership		LP	TX	MD
Beaufort Physical Therapy, Limited Partnership		LP	TX	NC
Bosque River Physical Therapy and Rehabilitation, Limited Partnership		LP	TX
Bow Physical Therapy & Spine Center, Limited Partnership		LP	TX	NH
Brazos Valley Physical Therapy, Limited Partnership		LP	TX

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Brick Hand & Rehabilitative Services, Limited Partnership		LP	TX	NJ
Briotix, Limited Partnership		LP	DE	AZ, CA, CO, CT, FL, GA, HI, IL, IA, KY, MA, MD, MI, NV, NJ, NY, NC, OH, OR, PA, SC, TX, UT, VA, WA
Briotix Management GP, LLC		LLC	TX	FL, MA, OH, UT
Cape Cod Hand Therapy, Limited Partnership	Cape Cod Hand & Upper Extremity Therapy	LP	TX	MA
Carolina Physical Therapy and Sports Medicine, Limited Partnership		LP	TX	SC
Carolina PT Management GP, LLC		LLC	TX
Center for Physical Rehabilitation and Therapy, Limited Partnership		LP	DE	MI
Cleveland Physical Therapy, Ltd.		LP	TX
Comprehensive Hand & Physical Therapy, Limited Partnership		LP	TX	FL
Coppell Spine & Sports Rehab, Limited Partnership
North Davis/Keller Physical Therapy Physical Therapy of Colleyville Physical Therapy of North Texas Physical Therapy of Corinth Trinity Sports & Physical Therapy Physical Therapy of Flower Mound Southlake Physical Therapy Physical Therapy of Trophy Club Heritage Trace Physical Therapy Therapy Partners of Frisco/Little Elm
		LP	TX
CPR Management GP, LLC		LLC	TX
Crawford Physical Therapy, Limited Partnership	Full Potential Physical Therapy	LP	TX	VA
Cross Creek Physical Therapy, Limited Partnership		LP	TX	MS
Crossroads Physical Therapy, Limited Partnership	Green Oaks Physical Therapy - Fort Worth Green Oaks Physical Therapy	LP	TX
Crossroads Rehabilitation, Limited Partnership	Crossroads Physical Therapy	LP	TX	MI
Custom Physical Therapy, Limited Partnership		LP	TX	NV
Cutting Edge Physical Therapy, Limited Partnership		LP	TX	IN
Dearborn Physical Therapy, Ltd.	Advanced Physical Therapy	LP	TX	MI
Decatur Hand and Physical Therapy Specialists, Limited Partnership		LP	TX	GA

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Dekalb Comprehensive Physical Therapy, Limited Partnership		LP	TX	GA
Denali Physical Therapy, Limited Partnership		LP	TX	AK
DHT Hand Therapy, Limited Partnership	Arizona Desert Hand Therapy Services	LP	TX	AZ
DHT Management GP, LLC		LLC	TX	AZ
Dynamic Hand Therapy & Rehabilitation, Limited Partnership		LP	TX	IL
Eastgate Physical Therapy, Limited Partnership	Summit Physical Therapy	LP	TX	OH
Edge Physical Therapy, Limited Partnership	River’s Edge Physical Therapy	LP	TX	MT
Enid Therapy Center, Limited Partnership	Enid Physical Therapy	LP	TX	OK
Everett Management, LLC		LLC	WA
Evergreen Physical Therapy, Limited Partnership		LP	TX	MI
Excel Physical Therapy, Limited Partnership		LP	TX	AK
Excel PT Texas GP, LLC		LLC	TX
Fit2WRK, Inc.		Corp	TX
Five Rivers Therapy Services, Limited Partnership	Peak Physical Therapy	LP	TX	AR
Flannery Physical Therapy, Limited Partnership	Physical Therapy Plus	LP	TX	NJ
Forest City Physical Therapy, Limited Partnership		LP	TX	IL
Fredericksburg Physical Therapy, Limited Partnership		LP	TX
Frisco Physical Therapy, Limited Partnership		LP	TX
Gahanna Physical Therapy, Limited Partnership	Cornerstone Physical Therapy	LP	TX	OH
GC Oklahoma GP, LLC		LLC	TX
Genesee Valley Physical Therapy, Limited Partnership		LP	TX	MI
Green Country Physical Therapy, Limited Partnership		LP	TX	OK
Green Oaks Physical Therapy, Limited Partnership		LP	TX
Hamilton Physical Therapy Services, LP		LP	TX	NJ
Hands-On Sports Medicine, Limited Partnership	Metro Spine and Sports Rehabilitation	LP	TX	IL
Harbor Physical Therapy, Limited Partnership		LP	TX	MD
Heritage Physical Therapy, Limited Partnership		LP	TX	CA
HH Rehab Associates, Inc.	Genesee Valley Physical Therapy Theramax Physical Therapy	Corp	MI	DE
High Performance Physical Therapy, LLC	Atlanta Falcons Physical Therapy Centers	LLC	TX	GA
High Plains Physical Therapy, Limited Partnership		LP	TX	WY

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Highlands Physical Therapy & Sports Medicine, Limited Partnership		LP	TX	NJ
Hoeppner Physical Therapy, Limited Partnership		LP	TX	VT
HPTS Management GP, LLC		LLC	TX
IH GP, LLC		LLC	TX
Indy ProCare Physical Therapy, Limited Partnership		LP	TX	IN
Insite Health Limited Partnership		LP	DE
Integrated Management GP, LLC		LLC	TX	WA
Integrated Rehab Group, Limited Partnership		LP	TX	WA
Intermountain Physical Therapy, Limited Partnership		LP	TX	ID
Jackson Clinics PT Management GP , LLC		LLC	TX
Jackson Clinics, Limited Partnership		LP	TX	VA
Joan Ostermeier Physical Therapy, Limited Partnership	Sport & Spine Clinic of Wittenberg	LP	TX	WI
Julie Emond Physical Therapy, Limited Partnership	Maple Valley Physical Therapy	LP	TX	VT
Kelly Lynch Physical Therapy, Limited Partnership	Sport & Spine Clinic of Watertown	LP	TX	WI
Kennebec Physical Therapy, LLC		LLC	TX	ME
Kingwood Physical Therapy, Ltd.	Spring-Klein Physical Therapy West Woodlands Physical Therapy Lake Conroe Sports Medicine and Rehabilitation	LP	TX
Lake Houston Physical Therapy, Limited Partnership	Northern Oaks Orthopedic & Sports PT	LP	TX
Leader Physical Therapy, Limited Partnership	Memphis Physical Therapy	LP	TX	TN
Life Fitness Physical Therapy, LLC	In Balance Physical Therapy Herbst Physical Therapy	LLC	MD	PA
Life Strides Physical Therapy and Rehabilitation, Limited Partnership		LP	TX	SC
LiveWell Physical Therapy, Limited Partnership		LP	TX
Madison Physical Therapy, Limited Partnership		LP	TX	NJ
Madison Spine, Limited Partnership		LP	TX	NJ
Mansfield Physical Therapy, Limited Partnership		LP	TX	VT
Max Motion Physical Therapy, Limited Partnership		LP	TX	AZ
Merrill Physical Therapy, Limited Partnership		LP	TX	WI
Mishock Physical Therapy, Limited Partnership	Xcelerate Physical Therapy	LP	TX	PA
Mishock PT Management GP, LLC		LLC	TX
Mission Rehabilitation and Sports Medicine, Limited Partnership		LP	TX
Mobile Spine and Rehabilitation, Limited Partnership		LP	TX	AL

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Momentum Physical & Sports Rehabilitation, Limited Partnership	Momentum Physical Therapy & Sports Rehab	LP	TX	FL, CO, AZ
Mountain View Physical Therapy, Limited Partnership	Mountain View Physical and Hand Therapy	LP	TX	OR
MSPT Management GP, LLC		LLC	TX	NJ
National Rehab Delaware, Inc.		Corp	DE	MO
National Rehab GP, Inc.		Corp	TX	FL, NM, MO
National Rehab Management GP, Inc.		Corp	TX	IL
New Horizons Physical Therapy, Limited Partnership		LP	TX	IN
Norman Physical Therapy, Limited Partnership		LP	TX	OK
North Jersey Game On Physical Therapy, Limited Partnership	Madison Spine & Physical Therapy	LP	TX	NJ
North Lake Physical Therapy and Rehab, Limited Partnership		LP	TX	OR
North Lake PT Management GP, LLC		LLC	TX
North Shore Sports and Physical Therapy Limited Partnership		LP	TX	VA
Northern Lights Physical Therapy, Limited Partnership		LP	TX	ND
Northwest PT Management GP, LLC		LLC	TX
Northwoods Physical Therapy, Limited Partnership		LP	TX	MI
OPR Management Services, Inc.		Inc.	TX	AK, AL, AZ, CO, CT, DE, FL, GA, IA, ID, IL, IN, KS, LA, MA, MD, ME, MI, MN, MO, MS, MT, NC, ND, NE, NH, NJ, NM, NV, OH, OK, OR, PA, SC, SD, TN, VA, VT, WI, WY
Ohio Life Balance Physical Therapy, Limited Partnership	Life Balance Physical Therapy	LP	TX	OH
Old Towne Physical Therapy, Limited Partnership		LP	TX	DE
Oregon Spine & Physical Therapy, Limited Partnership	Peak State Physical Therapy	LP	TX	OR
OrthoSport Physical Therapy (of Maryland), LLC	Life Fitness Physical Therapy	LLC	MD
Osteoarthritis Centers of America, Limited Partnership	Osteoarthritis Centers of America	LP	TX	FL
Pelican State Physical Therapy, Limited Partnership	Audubon Physical Therapy	LP	TX	LA

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Penns Wood Physical Therapy, Limited Partnership		LP	TX	PA
PerformancePro Sports Medicine and Rehabilitation, Limited Partnership		LP	TX
Phoenix Physical Therapy, Limited Partnership		LP	TX	OH
Physical Restoration and Sports Medicine, Limited Partnership		LP	TX	VA
Physical Therapy Northwest, Limited Partnership		LP	TX	OR
Physical Therapy and Spine Institute, Limited Partnership		LP	TX	IL
Physical Therapy Solutions, Limited Partnership		LP	DE	VA
Pinnacle Therapy Services, LLC		LLC	DE	MO
Pioneer Physical Therapy, Limited Partnership		LP	TX	NE
Plymouth Physical Therapy Specialists, Limited Partnership		LP	TX	MI
Port City Physical Therapy, Limited Partnership		LP	TX	ME
Precision Physical Therapy, Limited Partnership		LP	TX	PA
Premier Physical Therapy and Sports Performance, Limited Partnership		LP	DE
Premier Management GP, LLC		LLC	DE
ProActive Physical Therapy, Limited Partnership		LP	TX	SD
ProCare Physical Therapy Management GP, LLC		LLC	TX
ProCare PT, Limited Partnership		LP	TX	PA
Progressive Physical Therapy Clinic, Ltd.	Progressive Hand and Physical Therapy	LP	TX
PTS GP Management, LLC		LLC	TX
Quad City Physical Therapy & Spine, Limited Partnership		LP	TX	IA
RACVA GP, LLC		LLC	TX	VA
R. Clair Physical Therapy, Limited Partnership	Clair Physical Therapy	LP	TX
Radtke Physical Therapy, Limited Partnership		LP	TX	MN
Reaction Physical Therapy, LLC		LLC	DE	OK
Rebound Physical Therapy, Limited Partnership		LP	TX	OR
Rebound PT Management GP, LLC		LLC	TX
Red River Valley Physical Therapy, Limited Partnership		LP	TX
Redbud Occupational & Physical Therapy, Limited Partnership		LP	TX	OK
Redmond Ridge Management, LLC		LLC	WA
Regional Physical Therapy Center, Limited Partnership		LP	TX
Rehab Partners #1, Inc.		Corp	TX	FL, MA, & WI
Rehab Partners #2, Inc.		Corp	TX	FL

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Rehab Partners #3, Inc.		Corp	TX	MO, MT, NJ, ND, & SD
Rehab Partners #4, Inc.		Corp	TX	AZ, IN, OH, & UT
Rehab Partners #5, Inc.		Corp	TX
Rehab Partners #6, Inc.		Corp	TX	MD & OR
Rehab Partners #10, LLC		LLC	TX
Rehab Partners Acquisition #1, Inc.		Corp	TX
Rehabilitation Associates of Central Virginia, Limited Partnership	Rehab Associates of Central Virginia (Campbell County)	LP	TX
Restore Physical Therapy, Limited Partnership		LP	TX	FL
Rice Rehabilitation Associates, Limited Partnership		LP	TX	GA
Riverview Physical Therapy, Limited Partnership		LP	TX	ME
Riverwest Physical Therapy, Limited Partnership		LP	TX	LA
RMG Management GP, LLC
Roepke Physical Therapy, Limited Partnership	Elite Hand & Upper Extremity Clinic	LP	TX	WI
RYKE Management GP, LLC		LLC	TX
Saginaw Valley Sport and Spine, Limited Partnership	Sport & Spine Physical Therapy and Rehab; Evergreen PT	LP	TX	MI
Saline Physical Therapy of Michigan, Ltd.	Physical Therapy in Motion	LP	TX	MI
Seacoast Physical Therapy, Limited Partnership		LP	TX	ME
Shrewsbury Physical Therapy, Limited Partnership		LP	TX	PA
Signature Physical Therapy, Limited Partnership		LP	TX	OK
Snohomish Management, LLC		LLC	WA
Sooner Physical Therapy, Limited Partnership		LP	TX	OK
South Tulsa Physical Therapy, Limited Partnership	Physical Therapy of Jenks	LP	TX	OK
Spectrum Physical Therapy, Limited Partnership	Southshore Physical Therapy		TX	CT
Spine & Sport Physical Therapy, Limited Partnership		LP	TX	GA
Sport & Spine Clinic of Auburndale, Limited Partnership		LP	TX	WI
Sport & Spine Clinic of Fort Atkinson, Limited Partnership	Sport & Spine Clinic of Sauk City Sport & Spine Clinic of Madison Sport & Spine Clinic of Jefferson Sport & Spine Edgerton Sport & Spine Clinic of Edgar Sport & Spine - Rib Mountain	LP	TX	WI
Sport & Spine Clinic, Limited Partnership	Sport & Spine Minocqua	LP	DE	WI

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Spracklen Physical Therapy, Limited Partnership		LP	TX	NE
STAR PT Management GP, LLC		LLC	TX
STAR PT, Limited Partnership		LP	TX	WA
STAR Physical Therapy, LP		LP	TX	TN, IN
Star Therapy Centers, Limited Partnership
Star Therapy Services of Copperfield Star Therapy Services of Cy-Fair Star Therapy Services of Fulshear Star Therapy Services of Katy Star Therapy Services of Magnolia Star Therapy Services of Spring Cypress Star Therapy Services of Cinco Ranch
		LP	TX
Texstar Physical Therapy, Limited Partnership		LP
The Hale Hand Center, Limited Partnership		LP	TX	FL
The U.S. Physical Therapy Foundation		NP	TX	Qualified to fund raise in CA, FL, KS, MD, MI, TN, TX and VA
Therapyworks Physical Therapy, LLC	Therapyworks	LLC	DE	IN
Thibodeau Physical Therapy, Limited Partnership		LP	TX	MI
Thomas Hand & Rehab Specialists, Limited Partnership	CoreFit Rehabilitation	LP	TX	NC
Thunder Physical Therapy, Limited Partnership		LP	TX	WA
Tulsa Hand Therapy, LLC	Tulsa Hand and Physical Therapy	LLC	TX	OK
U.S. Physical Therapy, Inc.		Corp	NV	MI
U.S. Physical Therapy, Ltd.		LP	TX	NJ, NC
U.S. PT - Delaware, Inc.		Corp	DE	FL, IL, MN, NM, SC
U.S. PT - Michigan, Inc.		Corp	DE
U.S. PT - Payroll, Inc. (formerly Rehab Partners #7, Inc.)		Corp	TX	NJ
U.S. PT Alliance Rehabilitation Services, Inc.	Alliance Rehabilitation Services	Corp	TX	PA
U.S. PT Contract Management, Inc.		Corp	TX
U.S. PT Managed Care, Inc.	Virginia Sports Medicine & Physical Therapy	Corp	TX	VA
U.S. PT Management, Ltd.		LP	TX	WA
U.S. PT Michigan #1, Limited Partnership	Genesee Valley Physical Therapy	LP	TX	MI
U.S. PT Michigan #2, Limited Partnership	Physical Therapy Solutions	LP	TX	MI
U.S. PT Solutions, Inc.	Physical Therapy Solutions	Corp	TX	VA
U.S. PT Texas, Inc.	Kinetix Physical Therapy	Corp	TX	MS

Name	DBA	Entity Type	State of Formation	Foreign Qualification
U.S. PT Therapy Services, Inc. (formerly U.S. Surgical Partners, Inc.)
Capstone Physical Therapy Carolina Hand and Wellness Center Hand Therapy of North Texas - Frisco Hand Therapy of North Texas - Coppell Innovative Physical Therapy Lake City Hand Therapy Life Sport Physical Therapy Life Sport Physical Therapy - Glen Ellyn Metro Hand Rehabilitation Missouri City Physical Therapy Mountain View Physical Therapy of Medford Mountain View Physical Therapy of Talent Northern Illinois Therapy Services Propel Physical Therapy ReAction Physical Therapy Therapeutic Concepts Tulsa Hand Therapy Waco Sports Medicine and Rehabilitation
		Corp	DE	CA, FL, IA, IL, IN, KS, ME, MS, MO, NC, OH, OK, OR, PA, TX VA, & WI
U.S. PT Turnkey Services, Inc. (formerly Surgical Management GP, Inc.)	The Hand & Orthopedic Rehab Clinic	Corp	TX	IN
U.S. Therapy, Inc.	First Choice Physical Therapy	Corp	TX	IN
The Facilities Group, Inc.
University Physical Therapy, Limited Partnership		LP	TX	VA
USPT Physical Therapy, Limited Partnership	Body Basics Physical Therapy	LP	TX	IA
Victory Physical Therapy, Limited Partnership		LP	TX
West Texas Physical Therapy, Limited Partnership		LP	TX